Making Education Achievable for Working Adults

Investor Day

May 3, 2004

Safe Harbor Language

This  presentation contains statements that are forward-looking and are made pursuant to the
"safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 ("Reform
Act").  The statements are based on the Company's current expectations and are subject to a number of uncertainties and risks.  In connection with the Safe Harbor provisions of the
Reform Act, the Company has identified important factors that could cause the Company's actual results to differ materially.  The uncertainties and risks include the pace of growth of student enrollment, our continued compliance with Title IV of the Higher Education Act and the regulations thereunder, as well as state and regional regulatory requirements, competitive factors, risks associated with the opening of new campuses, risks associated with the offering of new educational programs and adapting to other changes, risks associated with the acquisition of existing educational institutions, risks relating to the timing of regulatory approvals, our ability to implement our growth strategy, and general economic and market conditions.  Further information about these and other relevant risks and uncertainties may be found in the Company's annual report on Form 10-K and its other filings with the Securities and Exchange Commission, all of which are incorporated herein by reference and which are available from the Commission.  We undertake no obligation to update or revise forward-looking statements.

Robert Silberman
Chairman and Chief Executive Officer

Joined Strayer Education, Inc. in
2001 as Chief Executive Officer

Previously served as the President
and Chief Operating Officer of
CalEnergy Company, Inc. and was
the Assistant to the Chairman and
Chief Executive Officer of
International Paper

Served during the first Bush
administration as U.S. Assistant
Secretary of the Army

Received an undergraduate degree
in History from Dartmouth College
and a masters degree from The
John Hopkins University School of
Advanced International Studies

Agenda

Academics Overview

Marketing Overview

Operations Overview

Campus Management & Faculty Development Overview

Strayer University Online Overview

Financial Overview

Tour of Washington D.C. campus

Dinner

Our Mission

Making Education Achievable for
Working Adults

Our Vision: To Build a Nationwide University

Internal Growth

Ensure Stable Performance
in Our Mature Markets

External Growth

Open New Campuses

Expand Strayer University Online

Develop Corporate /
Institutional Alliances

Careful Deployment of Excess Cash

Maintain High Academic Quality

Strayer Education, Inc. Leadership

Board of Directors

Strayer Education, Inc.

NASDAQ: STRA

Chief Executive Officer

Board of Trustees

Strayer University

Pres.
Strayer
Univ.

VP
Online
Ops.

VP
Campus

Ops.

SR VP&
General

Counsel

SR VP
& CFO

VP

Mktg. &

Admin.

VP &

CTO

VP

HR

VP

Corp.

Comm.

Strayer Education, Inc. Board of Directors

Audit Committee

Chair: Gary Gensler

Former U.S. Under
Secretary of the Treasury

Thomas Waite

CFO, Humane Society
of the United States

Todd Milano

President and CEO,
Central Pennsylvania
College

Compensation Committee

Chair: David Coulter

Vice Chairman, J.P.
Morgan Chase & Co.

Robert Johnson

Founder and CEO,
B.E.T.

David Wargo

President, Wargo &
Company, Inc.

Nominating Committee

Chair: William Brock

Chairman, BRIDGES
Learning Systems, Inc.

Robert Grusky

New Mountain Capital,
LLC

Charlotte Beason

Former Chair,
Commission on
Collegiate Nursing
Education

Chairman: Robert S. Silberman

Presiding Outside Director: Steven B. Klinsky

CEO, New Mountain Capital, LLC

Strayer University Board of Trustees

Chair: Scott W. Steffey

Former Vice Chancellor of the State University of New York

Vice Chair: Donald R. Stoddard, Ph.D. (University of Pennsylvania)

Former President Strayer University

Charlotte Beason, Ed.D. (Harvard University)

Former Chair, Commission on Collegiate Nursing Education

Roland Carey

Instructor, Louisa County Public School System of Virginia

Eliot Cohen, Ph.D. (Harvard University)

Director of the Phillip Merrill Center for Strategic Studies, Johns Hopkins University

Todd Milano

President and CEO, Central Pennsylvania College

Peter Salins, Ph.D. (Syracuse University)

Provost and Vice Chancellor Academic Affairs State University of New York

Jennie Seaton, Ph.D. (University of Kentucky)

Assistant Dean, Virginia Commonwealth University

Thomas Waite

CFO, Humane Society of the United States

Strayer University: Serving Students

Strayer Education, Inc.

CEO

Vice President

Operations

Strayer University
President

Regional Director

Regional Dean

Campus Manager

Campus Dean

S T U D E N T S

Business Functions

Academic Functions

Four Operating Units

Region I: Pennsylvania, Maryland, Washington D.C.

Region II: Virginia

Region III: North Carolina, South Carolina, Tennessee,
Georgia

Strayer University Online: Worldwide

Building a Management Team

Vision Leadership Seminar

Goals:

To identify potential candidates for upward mobility into key management positions (Campus Deans, Campus Managers, Corporate
Managers)

To meet and observe candidates

Provide insight and information into the industry, Strayer University’s strategy, and key operating areas

Encourage networking among peers

4 day program plus ongoing follow-up via newsletters, Intranet

Nomination and selection process

Active promotion of Vision participants when openings arise

Academic Overview

 J. Chris Toe, Ph.D.
Strayer University President

Making Education Achievable for Working Adults

J. Chris Toe, Ph.D.
 President, Strayer University

Joined Strayer University in 1993 as
an adjunct professor and was named
president in April 2003

Has held positions including Director
of Graduate Programs, Campus Dean,
Regional Dean, and Provost

Began career as an economist in the
Republic of Liberia and served on the
economics faculty at Texas Tech
University

Received undergraduate degree in
economics from the University of
Liberia and holds a masters and Ph.D.
in economics from Texas Tech
University

Agenda

Brief History, Mission and Locations

Academic Programs

The Strayer University Experience

Assuring A Quality Education

What Our Students Say About Us

Strayer University

Serves working adults

Founded in 1892

20,000 students

Accredited by Middle States Commission on Higher
Education

Authorized to operate in 7 states and the District of
Columbia

Strayer University Campuses

29 physical campuses, 7 states
and the District of Columbia

Strayer University Online
classes offered worldwide

Strayer University – Academic Governance

Educational standards ensured by strong academic
governance structure

Board of Trustees

President

Regional Deans

Deans of Academic Development and Training, and Student Affairs

Directors of Graduate Studies, Programs/Policy, Institutional
Research and Assessment, Academic Records, and Academic
Information Technology

Campus Deans

Department Heads and Discipline Advisors

Academic Programs

Master of Business Administration

Master of Education*

Master of Health Services Administration*

Master of Public Administration*

Master of Science

Communications Technology

Information Systems

Management Information Systems

Professional Accounting

Executive Graduate Certificate Programs

Business Administration

Computer Information Systems

Professional Accounting

*New; not offered at all locations

Graduate: Prepare students for upper-level management and senior technical positions

Academic Programs

Bachelor of Science

Accounting

Business Administration

Computer Information Systems

Computer Networking

Database Technology

Economics

International Business

Internetworking Technology

Associate in Arts

Accounting

Acquisition and Contract
Management

Business Administration

Computer Information Systems

Computer Networking

Database Technology

Economics

General Studies

Internetworking Technology

Marketing

Undergraduate: Prepare specialists and generalists

The Strayer University Experience

Non-program

4%

Diploma/
Certificate

2%

The Strayer University Experience

The Strayer University Experience

Average Length of Study

Average length of study is 8 quarters (as our students usually have some prior credit)

Average student takes 2 classes per quarter

Graduation Rates

Approximately 62% of Strayer University’s full-time students graduate and approximately 80% of Strayer University full-time seniors will graduate

The Strayer University Experience

Faculty Profile

Full-time: 146; Adjunct: 755

All full-time have graduate degrees

Significantly diverse

Teach, advise students, develop programs and curricula and render professional and community service

Subject-area expertise

Classes Taught

Full-time faculty            37%

Part-time faculty           63%

Assuring A Quality Education

Strategy

Embed learning outcomes in all courses

Hire, train and mentor faculty

Evaluate faculty and audit classes

Internal and external peer review

Solicit accreditor feedback

Solicit employer feedback via Curriculum Advisory Boards

Survey alumni, non-returning and current students regularly

Assuring A Quality Education

Key Staff

Regional Deans

Dean of Academic Development and Training

Director of Institutional Research and Assessment

Campus Deans

Department Heads

Faculty

Assuring A Quality Education

Input to Curriculum Development Process

Students

Faculty

Curriculum Advisory Board

University

State

Discipline

Assuring A Quality Education

Student Learning

Student Learning Outcomes Assessment Program

Student Opinion Poll

Program

Academic Program Review

University

Student Satisfaction Survey

Alumni Survey

Non-Returning Student Survey

Faculty End of Course Survey

Graduating Senior Survey

Employee Satisfaction Survey

Institutional Assessment Model

What Our Students Say About Us

90% of Current Students

Rate their overall experience as good or excellent

Indicate the University is having a substantial impact on meeting their educational goals

Indicate the University is having a substantial impact on meeting their professional goals

Would recommend Strayer University to their friends and
colleagues

Agree that the University faculty understand the challenges of being a working adult and student

Agree Strayer University respects them as adult learners

What Our Students Say About Us

Alumni

84% rate their overall experience as good or excellent

Over 75% indicate their preparation in research and problem-
solving skills  was good or excellent

68% obtained a new professional position or promotion since
graduation

On average, AA graduates earn $48,333 annually, BS graduates earn $62,656 annually and Master’s graduates earn $72,320
annually

What Our Students Say About Us

Non-returning Students

83% agree the education they received at the University was of a high quality

73% would recommend Strayer University to friends and
colleagues

Personal and professional commitments are the most common
reasons for not returning

Commitment to Academic Quality

Academic Overview

 J. Chris Toe, Ph.D.
Strayer University President

Making Education Achievable for Working Adults

Making Education Achievable for Working Adults

Marketing Overview

Lysa Hlavinka

Vice President of

Marketing and Administration

Lysa Hlavinka
Vice President of Marketing

Joined Strayer Education, Inc. in 2001
as Vice President of Marketing

Began career as account executive at
an advertising agency and joined
University of Phoenix in 1990

While at the University of Phoenix she
held positions as Marketing Manager,
Director of Administrative Services,
and National Director of Advertising

Taught marketing and public relations
courses as adjunct faculty member at
the University of Phoenix

Received undergraduate degree in
Advertising from Arizona State
University and an MBA from the
University of Phoenix

Agenda

Strayer University’s Marketing Objectives

The Strayer University Brand

Our Students

Marketing Mix

Lead Generation and Management

Corporate Alliances

Marketing Objectives

Strong branding and messaging

Sharpened focus on working adults

Targeted marketing

Monitoring of leads

Develop actionable data on marketing sources, aging of
leads, and conversion rates

Respond mid-cycle to market conditions

Defining the Brand

University

Adult students

Convenient locations

Flexible structure

Efficient to earn a degree

Professional environment

Solid reputation

Business and technology

Fair cost

Strayer University Brand Positioning

Combines quality of a traditional university education with
flexibility and convenience

Exists for one purpose – to provide adults with a higher
education that opens the door to opportunity

Accomplished through

delivery of a tailored university experience

combines a family-like support structure

real-world career-focused teaching

an atmosphere that understands adults learn best when they are treated like adults

The “Strayer University” Logo/Tag Line

Shield = stability, strength

1892 = year of founding, reliability

Column = academics

Strayer not used without the word University

Used in brochures, ads, web site, campuses

“We Fit Your Life”

Applying the Brand: Marketing

Consistent messaging across all media and all customer
contacts

All ads, even direct response ads, contribute to brand
awareness and credibility

Advertising

Applying the Brand: Service

Customers evaluate the brand with each interaction they
have with a Strayer University faculty or staff member

All staff and faculty must believe in and support the brand

Vision Training

Management and staff training

Communication

Physical facilities are also important to the maintenance of the brand – have applied consistent design to all new
campuses and refurbishing older campuses

Who are our students?

Adults, not due to age, but due to place in life

Diverse in age, income, ethnicity, marital status

Demographics of average student:

Average age is 34

At least high school/some college education (master’s leads have bachelor’s degree)

Employed; average income $35K

Family

Takes two classes per quarter on nights, weekends, online

What we know about our students

Challenged by demands of work, family

Careful – consider lots of options, want reassurance

Motivated – desire to seek opportunity

Consider the decision to return to school for many years

When they finally contact schools, they’re ready to act

Marketing Mix

Broadcast

Network TV

Cable TV

Radio

Newspaper advertising

Major market papers: main news and business section, special education sections

Community College papers

Military papers

Out of Home advertising (metro stations, buses, billboards)

Marketing Mix

Internet

Web site listings (i.e., Yahoo, FastWeb, ClassesUSA)

Search engines

Banner ads (local sites)

Pop-up ads (ad networks)

Direct Mail

Outreach

Exhibitions at expos, conferences, career fairs

Corporate outreach through Corporate Liaisons

Applying the Marketing Mix

Varies by Market

Objectives

Awareness

Ease of generating leads in market

Expense of market

Flexible

Within quarter to respond to lead flow

Quarter to quarter depending on results

Market to market depending on above factors

Basic Approach to New Markets

Introduction/Name Awareness

TV (network or cable)

Radio

Outdoor

Lead Generation

Direct mail

Internet

Outreach

Advertising creative is specific to new market

Lead Generation

Lead = someone who requests information

Methods of contact

70% come through the Internet

15% from direct mail

10% phone calls

5% walk-in

Distributed to the campuses

Entered, tracked, analyzed

Lead Management

Telephone responses through toll-free numbers are routed
to campuses

Direct mail and internet leads are distributed centrally from the Marketing Department

Walk-ins, outreach, referrals, personally developed leads
go directly to campuses

Admissions officers follow up with leads

As leads “age,” ongoing contacts are made from campuses
and centrally from the Marketing Department

Marketing Costs

Average University cost per lead $50-150

Average University cost per student acquisition $500-1500

Corporate Alliances

Benefits to the Corporate Alliance Partner

Targeted services

Employee benefits

Job development

Benefits to Strayer Education

Potential large recurring volume

Minimal credit risk, direct payment of tuition

Faculty recruitment

Direct outreach to nearly 90 corporations and institutions

AT&T                                                                                                                       PEPCO

Boeing                                                                                                                     Verizon

Computer Services Corporation                      SAIC

Northrop Grumman                                                                       Dept. of Defense

Raytheon                                                                                                          U.S. Postal Service

UPS                                                                                                                              Lockheed Martin

Making Education Achievable for Working Adults

Marketing Overview

Lysa Hlavinka

Vice President of Marketing

Making Education Achievable for Working Adults

Operations Overview

Jim McCoy

Vice President of
Campus Operations

Jim McCoy
Vice President of Campus Operations

Joined Strayer University in 1994 and
has been active in proprietary education
for past 22 years

Since joining Strayer  has held positions
as Campus Manager, Campus Dean,
Director of Compliance, and Regional
Director

Received undergraduate degree in
Political Science from Lander College
and earned his MBA from Strayer
University

Agenda

Three Geographic Regions

Structure of the Regional Office

Responsibilities of the Regional Office

Strayer University Regions

Region I

Philadelphia, Pennsylvania (2)

Baltimore, Maryland (3)

Washington, D.C. (4)

Region II

Northern Virginia (5)

Richmond, Virginia (3)

Norfolk, Virginia (2)

Region III

Raleigh-Durham, North Carolina (2)

Charlotte, North Carolina (2)

Greenville, South Carolina (1)

Nashville, Tennessee (1)

Memphis, Tennessee (2)

Atlanta, Georgia (2)

(opening summer 2004)

Campus Reporting Model

Regional Director

University President

Vice President
Campus Operations

Regional Dean

Campus

Campus

Campus

Campus

Campus

Role of the Regional Office

Support campus operations

Coordinate and provide training to campus personnel
(Campus management, admissions and student services
staff)

Coordinate the implementation of University policies at the
campus level

Facilitate outreach to area corporations and organizations
to address educational/training needs

Regional Office Staffing Model

Vice President
Marketing

Vice President IT

Vice President
Campus Operations

Regional Office Responsibilities

Regional Support Officers

Bench strength to supplement campus personnel

Regional Corporate Liaisons

Develop corporate outreach activities

Regional Marketing Manager

Coordinate quarterly advertising plans

Regional Office Responsibilities

Regional Career Development Officer

Assist students and graduates to develop career advancement skills

Regional IT Coordinator

Assist campus management with information technology requirements

Training

Quarterly

Regional Campus Manager and Campus Dean workshops

Regional Student Services workshops

Regional LRC Specialist workshops

New Employee Orientation workshops

On-going

Mentoring for new Campus Managers,  Campus Deans, and
Student Service Officer

On-site and off-site training of new Admissions Officers

Managing Enrollment Growth

Responding to demand

Three regions with functional regional support staff – detailed management oversight and support

Vary the number of admissions officers at campuses to match
lead flow

Expanded relationship and outreach to corporations

Improved student services

Targeted training every term, on-the-spot training as necessary

Daily review of marketing data

Target average student growth rate at year end

1st year                150 students

2nd year            300 students

3rd year              450 students

4th year              600 students

5th year              750 students

6th year              900-1,000 students

Notional Campus Growth Rate

New Campuses

11 new campuses in operation 3 years or less

4,100 students during Winter 2004 quarter

127% enrollment growth Winter 2004

24 full-time faculty, 172 adjuncts

Work closely with Strayer University Online

Start-up capital expenditures: $500,000 to $1,000,000
(leasehold improvements, computer fit out)

New Campus Model

Approximately 12,000 square feet

6-8 classrooms that can accommodate 20 students per class

2-3 computer labs

Mature Campuses

14 campuses in operation over 3 years

14,000 students

3-10% enrollment growth rate since Q1 2001

127 full-time faculty, 326 adjuncts

Facility capacity of 1,000 – 1,500 students

Mature Campus Model

21,000 square feet

16-18 classrooms that can accommodate 20
students per class

4-5 computer labs

Average 1,200 students at capacity

Site Selection Strategy

Identify target cities and assess regulatory issues

Review demographics, population trends, employers,
competition, and educational attainment

Map target population and commuting patterns, survey
available facilities

2004 New Sites Update

In the spring term Strayer University opened 2 new
campuses

One in Greenville, SC; and

A second Memphis, TN campus

In the summer, we will open two new campuses in Atlanta,
GA; and

In the fall quarter we plan to open a third campus in
Pennsylvania

Operations Summary

In summary, the goal of campus operations is to:

Meet the demands of the adult learner

We do this by:

Locating campuses in convenient locations

Providing a practical job oriented curriculum to meet demand; and

Ensuring each student’s experience is a quality one

Making Education Achievable for Working Adults

Operations Overview

Jim McCoy

Vice President of

Campus Operations

Making Education Achievable for Working Adults

Campus Management and

Faculty Development Overview

Kristin Jones

Dean of Academic

Development and Training

Kristin Jones
Dean of Academic Development and Training

Has been active in education field for
past nine years and joined Strayer in
1998

Prior to joining Strayer University she
taught within the Virginia Community
College System

Since joining Strayer has held
positions as Admissions Officer,
Campus Manager, Campus Dean, and
now Dean of Academic Development

Received undergraduate and graduate
degree in English from Virginia Tech

Currently enrolled in doctoral program
of higher education at Nova
Southeastern University

Agenda

Campus Academics

Campus Operations

Key Departments

Daily Campus Activities

Case Studies

Faculty Development

Campus Model

Campus Dean

Academic responsibility for the campus

Faculty, adjuncts, scheduling, student counseling, class audits, registration support, evaluations and academic committees

Reports to Regional Dean

Campus Manager

P&L responsibility for the campus

Admissions officers, student services, lab monitors, learning resource center, and facilities

Reports to Regional Director

Academic Organizational Chart

Campus Organization

Administrative Organizational Chart

Campus Organization

Review of Key Departments

Academics (reports to campus dean)

Teaching and Instruction

Course Scheduling

Academic Advising

Faculty Recruitment and Assignment

Student Retention

Review of Key Departments

Admissions (reports to campus manager)

Recruitment/Registration

Community Outreach

Student Services (reports to campus manager)

Accounts Receivable/Payable

Student Aid Programs

Library and Computer Lab Resources

Facility Maintenance

Daily Campus Activities

Daytime:

Recruitment/Retention

Collections Activities

Student Use of Facilities

Daytime Courses
(Traditional/Online)

Supplementary Facility
Usage

Evening:

Evening Courses
(Traditional/Online)

Student Use of Facilities

Case Study: Henrico Campus

Henrico Campus – Richmond, Virginia

Opened for classes – Fall 1998 (Mature Campus)

Facility size 20,800 sq/ft., which supports administrative
operations, 12 classrooms, 4 computer labs, and a Learning
Resource Center

15 full-time campus administrative personnel, 7 full-time faculty members, and 18 adjunct faculty members

Major area employers include Capitol One, Verizon, Federal
Reserve Bank, and the State of Virginia

*Source – U.S. Census Bureau 2000 Quick Facts

Case Study: Cary Campus

Cary Campus – Raleigh-Durham, North Carolina

Opened for classes – Summer 2002 (New Campus)

Facility size 12,900 sq/ft., which supports administrative
operations, 7 classrooms, 3 computer labs, and a Learning
Resource Center

13 full-time campus administrative personnel, 2 full-time faculty members, and 11 adjunct faculty members

Major area employers include SAS, American Airlines, IBM, and the State of North Carolina

*Source – U.S. Census Bureau 2000 Quick Facts

Faculty Development Program

Objective

To support and facilitate the professional growth and correlative personal growth of the faculty.

Strategies for Faculty Development

Faculty Candidate Teaching Evaluation

New Faculty Orientation

Mentor Programs

Faculty Workshops

Faculty Development Resource Center

Participation in Professional Conferences and Meetings

Professional Development Plans for Faculty

Examples of Faculty Development Strategies

Faculty Candidate Teaching Demonstration

Required element of  hiring process for all part-time and full-time faculty

Includes 30-minute teaching demonstration

Presentation evaluated by campus dean, campus department head, and senior faculty

New Faculty Orientation

Required orientation for all part-time and full-time faculty

Provides consistent, comprehensive overview of the university
(including its history, policies/procedures, and teaching expectations)

Mentor Program

Assigns all new adjunct faculty members with mentors from the same area of expertise in which they will be teaching

Provides additional forum for new faculty to receive assistance

Examples of Faculty Development Strategies

Faculty Workshops:

Offered several times a year in a variety of formats

Provide faculty with information on the latest higher education issues

Professional Development Plans:

Annual requirement for part-time and full-time faculty

Allow faculty members to define and document professional goals

Provide an opportunity to establish strategies for continued development

Summary

Our unique campus model ensures campus managers and
campus deans work together to promote quality for the
students we serve

Strayer focuses on the goal of ensuring academic quality in
all aspects of its campus operations

Making Education Achievable for Working Adults

Campus Management and

Faculty Development Overview

Kristin Jones

Dean of Academic

Development and Training

Strayer University Online

Pamela Bell

Vice President of
Online Operations

Pam Bell
Vice President of Online Operations

Joined Strayer University in 1995

Since joining Strayer has held positions as
Admissions Counselor, Distance Learning
Coordinator, Online Academic Dean, and
Director of Strayer University Online

Experience organizing, establishing and
implementing online distance learning
programs in educational and governmental
environments

Previously held position as Assistant Vice
President at SAIC

Received undergraduate degree in Political
Science and History from the University of
Tennessee, holds a master’s degree in
Business Management from Webster
University and a master’s degree in
Communications Technology from Capella
University

Agenda

Introduction to Strayer University Online

Strayer University Online Growth and Academic Quality

Asynchronous Demonstration

Synchronous Demonstration

Complimentary Educational Program

Mirror and Compliment Strayer University's Traditional Campus
Programs

Provide Alternative Educational Delivery Options to meet our
Adult Learner Needs

Focus on Academic Quality

Faculty Training

Instructional Designed and Faculty Develop Courses

Ongoing Evaluation of our Program Offerings

Strayer University Online

In operation with Synchronous courses since 1997

Introduced Asynchronous in 2001

9,068 full-time Strayer University Online students

74% enrollment growth over last fall (out-of-area)

17 full-time faculty, 259 adjuncts

Approximately 631 courses offered this quarter, 517
asynchronous; 115 synchronous

Strayer University Online Growth

Courseware Delivery Options

Asynchronous

Course Content Accessible 24/7

Collaborative Interaction

Audio and Presentations

Discussions and Online Activities

Tracking and Monitoring Options

Technical Support Provided

Degree Programs

Courseware Delivery Options

Asynchronous

Courseware Delivery Options

Synchronous

Real-time Delivery

Audio and Chatting Capabilities

White Board

Recorded Sessions

Technical Support  Provided

Course Information Assessable 24/7

Degree Programs

Courseware Delivery Options

Synchronous

Courseware Delivery Options

Synchronous

Course Demonstrations

Summary

Mirror  and Compliment Strayer University's Traditional Campus
Programs

Provide Alternative Educational Delivery Options to meet our
Adult Learner Needs

Focus on Academic Quality

Strayer University Online

Pamela Bell

Vice President of
Online Operations

Making Education Achievable for Working Adults

Financial Overview

Mark C. Brown

Senior Vice President and

Chief Financial Officer

Mark C. Brown
Senior Vice President and Chief Financial Officer

Joined Strayer Education, Inc. in 2001
as Chief Financial Officer

Previously served as the Chief
Financial Officer of The Kantar
Group, the information and
consultancy division of WPP Group

Held a variety of management
positions at PepsiCo Inc. including
Director of Corporate Planning and
Business Unit CFO

Began career as a CPA with
PricewaterhouseCoopers

Received undergraduate degree in
Accounting from Duke University and
a MBA from Harvard University

Agenda

2003 Financial Highlights

2003 Financial Statements Review and Discussion

New Campus Economics

Internal Financial Controls

2004 Guidance

2003 Review

Opened five new campuses

Grew Out-of-Area Online at 66%

Sold student loan portfolio

Sold campus facility

Initiated share repurchase program

2003 Review*

20%

$2.17

$1.81

EPS

Distributable cash flow (M)

Net Income (M)

Operating Margin (%)

Operating Income (M)

Revenue (M)

Average Enrollment

24%

$33.0

$26.6

23%

$32.3

$26.2

(0.8) pts.

34.5%

35.3%

23%

$50.5

$41.2

25%

$146.4

$116.7

20%

16,849

14,026

% Change

2003

2002

* Excludes 2002 costs related to secondary and 2003 gains from asset sales

Strayer Financial Statements

Income Statement

Balance Sheet

Cash Flow
Statement

P&L – Revenue

Other

Tuition

Enrollment

Revenue Drivers

% growth
vs. prior
year

12%

19%

26%

25%

* Excludes gain from sale of assets.

Revenue

Funding a Strayer Education

Note:  approximate percentages; vary by quarter

Revenue - Enrollment

Growth
vs. P.Y.

9%

13%

18%

20%

Average Enrollment

Revenue - Tuition

$

Growth
vs. P.Y.

2.9%

4.8%

6.2%

4.5%

Revenue per Student

Tuition per Course

                                                                                                                                                                                  Per Course

Full-time undergraduate                                 $1,100

Part-time undergraduate                                 $1,150

Graduate                                                                 $1,460

Revenue – Other Factors

Seats per student

Tuition per seat (i.e., student mix)

Drop rate

Corporate/military discounts

Fee income

Interest income on loan portfolio

Textbook income

Scholarships and awards

Employee discounts

Revenue - Reclassification

Employee discounts and scholarships & awards will be
treated as reductions to revenue rather than as operating
expenses in 2004, and textbook and related revenue will be
treated as revenue instead of as other income.

The accounting reclassification of these items are largely
offsetting with regards to revenue growth, but have a
positive impact on operating margin.

P&L – Operating Expenses

Instructional & Educational

Selling & Promotion

General & Administrative

Instructional & Educational Expense

Types of I&E Expense

Deans

Full-time/part-time professors

Academic assistants

Facility costs

Technology licenses

Computer labs/LRC

Classroom equipment & supplies

Datalines

I&E as % of revenue

Selling and Promotion Expense

Types of S&P Expense

Admissions officers &

             assistants

Marketing and business

             development personnel

Advertising

Trade shows

S&P as % of revenue

%

General & Administrative Expense

Types of G&A Expense

Student service officers and

             representatives

Corporate staff

Public company expenses

Business licenses & taxes

Bad debt expense

G&A as % of revenue

14.7

5

4

3

2

1

6

7

Operating Margin

34.5%+

Operating
Margin

New
Campuses
Opened

3

3

1

5

5

Bad Debt Expense

%

Bad Debt

(% of Revenue)

Cohort Default Rate

%

Strayer Cohort Default Rate

FFEL Program Loans

Investment Income

$M

Investment Income

3.8

Income Taxes

%

Effective Tax Rate

Balance Sheet

Student Loan Receivable

Sold student loan portfolio in Q4 2003

Liability recorded for potential claims under

            indemnification agreement but no credit risk assumed

May continue to originate loans for resale but will not be

            in long-term lending business

Secondary Offering

Converted all but $20 million in preferred stock to common stock on March 15, 2004

Expect to convert remaining preferred shares in June 2004

Annualized cash savings of $2 million at current dividend level as well as elimination of dilutive PIK dividend

Cash Flow

Net Income/Operating Cash Flow

(Growth vs. Prior Year)

%

*Excluding campus building purchases in 2001 and 2002

*

Capital Expenditures

(% of Revenue)

%

*

* Excluding gains on asset sales

*

Redeployment of Excess Cash

1.     Invest as much as possible in organic growth strategy

2.     Maintain sufficient liquidity to do acquisitions

3.     After 1&2 above, return cash to shareholders

Dividends (regular or special)

Share buybacks

Operating Income

New Campus Economics

            First Year Impact of
Opening a New Campus

(Amounts in $ millions, except enrollment data)

            Student Quarters

             Revenue

             Operating Costs

            Operating Loss

                                                        125

                                                                   $0.2

                                                        1.1

                                                      ($0.9)

Internal Controls

Wide distribution of audit
reports including recommended
actions, if any

Each campus audited 3-4 times
per year

Dedicated internal audit
resources

Internal Audit

Annual audit by separate
independent auditors

Third party verifier and
processor of financial aid

Financial Aid representatives at
each of the campuses with
dotted line to Director of
Financial Aid

Experienced Director of
Financial Aid

Financial Aid

Internal Controls - Systems

Strayer’s management information system provides a
series of controls and automation that affords
advantages in terms of efficient staffing, consistency,
minimization of risk

Fees and tuition

Financial Aid refunds

Student registrations

2004 Outlook

Strayer Business Model

5

New Campuses

15,000,000

Diluted Shares Outstanding

$2.60 - $2.65

Diluted EPS

34.5% - 35.0%

Operating Margin

20 - 23% growth

Revenue

15 - 18% growth

Enrollment

Making Education Achievable for Working Adults

Financial Overview

Mark C. Brown

Senior Vice President and

Chief Financial Officer